UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2018

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2018, Affiliated Managers Group, Inc. (the “Company”) announced that Nathaniel Dalton is succeeding Sean M. Healey as the Company’s Chief Executive Officer, effective immediately, and has been appointed to the Company’s Board of Directors. Mr. Healey becomes Executive Chairman, also effective immediately. Mr. Healey has been diagnosed with amyotrophic lateral sclerosis (a motor neuron disease otherwise known as ALS, or Lou Gehrig’s disease), and will pursue treatment while continuing to play an active role in the execution of the Company’s strategy.

Mr. Dalton was previously the President and Chief Operating Officer of the Company. The information about Mr. Dalton required under Item 401(b), (d) and (e) of Regulation S-K is incorporated by reference from the Company’s annual meeting proxy statement on Schedule 14A as filed on April 30, 2018 (the “Proxy Statement”).

Item 7.01	Regulation FD Disclosure

The Company announced the developments set forth in Item 5.02 in a press release on May 29, 2018, a copy of which is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events.

The Company intends to change the location of its June 12, 2018 Annual Meeting of Stockholders to the Company’s office at 600 Hale Street, Prides Crossing, Massachusetts. The foregoing change will be reflected in a supplement to the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by the Company on May 29, 2018.

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: May 29, 2018	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary

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